Exhibit 32.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U. S. C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, I, Jason Warnick, hereby certify that, to the best of my knowledge, Robinhood Markets, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the Report), as filed with the Securities and Exchange Commission on October 29, 2021, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Robinhood Markets, Inc.
Date:    October 29, 2021
/s/ Jason Warnick
Jason Warnick
Chief Financial Officer